UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 2010

AIRGAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Road, Suite 100

Radnor, PA 19087-5283

(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 21, 2010, Airgas, Inc. (the “Company”) reported its earnings for its first quarter, ended June 30, 2010, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

On July 21, 2010, the Company announced that the Board of Directors increased the quarterly cash dividend on the Company’s common stock to $0.25 per share from $0.22, as described in the press release attached as Exhibit 99.2 and incorporated herein by reference.

Non-GAAP Measures:

The press release attached as Exhibit 99.1 contains certain financial measures that are not defined under generally accepted accounting principles (GAAP). The Company presented its adjusted earnings per diluted share measure to provide investors meaningful insight into the Company’s earnings performance without the impact of costs related to Air Products’ unsolicited takeover attempt, losses on the extinguishment of debt, multi-employer pension plan withdrawal charges, and a non-recurring tax benefit. The Company presented Adjusted Operating Income and Adjusted Operating Margin computations to help investors assess the Company’s operating performance without the impact of costs related to Air Products’ unsolicited takeover attempt and charges associated with the Company’s withdrawal from multi-employer pension plans. The Company presented Free Cash Flow and Adjusted Cash From Operations to provide investors meaningful insight into the Company’s ability to generate cash from operations, which is available for servicing debt obligations and for the execution of its business strategies, including acquisitions, the prepayment of debt, the payment of dividends, or to support other investing and financing activities. The Company presented Adjusted Debt to provide investors with a more meaningful measure of the Company’s debt obligations by adjusting for funds received under the trade receivables securitization program.

The Company’s intent is to provide non-GAAP financial information to enhance investors’ understanding of the Company’s consolidated financial statements and should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. In addition, it should be noted that the Company’s non-GAAP information may be different from the non-GAAP information provided by other companies.

Item 9.01	Financial Statements and Exhibits

(a) None

(b) None

(c) None

(d) Exhibits.

99.1 - Press Release dated July 21, 2010

99.2 - Press Release dated July 21, 2010

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2010	AIRGAS, INC.
(Registrant)

BY: /s/ Thomas M. Smyth
Thomas M. Smyth
Vice President & Controller
(Principal Accounting Officer)

Exhibit Index

(d) Exhibits.

Exhibit 99.1 Press Release dated July 21, 2010
Exhibit 99.2 Press Release dated July 21, 2010